EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alliance Capital Management Holding L.P. (the “Company”) on Form 10-K for the period ended December 31, 2004 to be filed with the Securities and Exchange Commission on or about March 16, 2005 (the “Report”), I, Lewis A. Sanders, Chief Executive Officer of Alliance Capital Management Corporation, general partner of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2005	/s/ Lewis A. Sanders
Lewis A. Sanders

Chief Executive Officer

Alliance Capital Management Corporation